[U.S. FLAG OMITTED]

                                                      [LOGO]
                                                      THE GABELLI
                                                      EQUITY TRUST INC.

                               [GRAPHIC OMITTED]

First Quarter Report
March 31,1998

                                 [LOGO OMITTED]

                                   The Gabelli
                                Equity Trust Inc.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Alabama         Alaska         Arizona         Arkansas      California

                                 [FLAGS OMITTED]

Colorado        Connecticut     Delaware       Florida         Georgia

                                 [FLAGS OMITTED]

Hawaii          Idaho          Illinois        Indiana       Iowa         Kansas

                                 [FLAGS OMITTED]

Kentucky        Louisiana      Maine           Maryland

                                 [FLAGS OMITTED]

Massachusetts   Michigan       Minnesota       Mississippi   Missouri

                                 [FLAGS OMITTED]

Montana         Nebraska        Nevada         New Hampshire   New Jersey

                                 [FLAGS OMITTED]

New Mexico      New York       N. Carolina     N. Dakota     Ohio

                                 [FLAGS OMITTED]

Oklahoma        Oregon          Pennsylvania   Rhode Isl.      S. Carolina

                                 [FLAGS OMITTED]

S. Dakota       Tennessee      Texas           Utah          Vermont

                                 [FLAGS OMITTED]

Virginia        West Virginia   Washington     Wisconsin       Wyoming

                                 [FLAGS OMITTED]

Investment Objective:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

To Our Shareholders,

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                                      [LOGO]
                                                      THE GABELLI
                                                      EQUITY TRUST INC.

      After a brief retreat in early January, stocks regained their momentum and indices across the market capitalization spectrum closed the quarter at or near record highs. The favorable economic backdrop for stocks--low inflation, low interest rates and decent corporate earnings growth--continued to buoy the market. However, the greatest driving force for the stock market continues to be liquidity. Deals, restructurings and share repurchase programs proved powerful factors underneath the market's strength. With the relatively uninspiring returns available from traditional equities alternatives, cash continued to flow into U.S. equities.

      As evidenced by the Dow Jones Industrial Average's and Standard & Poor's 500's (S&P 500) lead over smaller capitalization indices, big continued to be most beautiful. However, small and mid cap stocks delivered excellent absolute returns.

Investment Performance

      For the first quarter ended March 31, 1998, The Gabelli Equity Trust Inc.'s ("Equity Trust" or "Fund") net asset value (NAV) per share increased 11.2% to $12.60, after adjusting for the $0.25 per share distribution on March 26, 1998. This compares to the Value Line Composite Index's 11.6% and the Russell 2000 Index's 10.1% returns over the same period. The S&P 500 gained 13.9%. Each is an unmanaged indicator of stock market performance. For the twelve months concluded March 31, 1998, the Equity Trust appreciated 42.7% after adjusting for the $1.04 per share in distributions, versus 43.0%, 42.0% and 48.0% gains for the Value Line Composite, Russell 2000 and S&P 500, respectively.

      For the five year period ended March 31, 1998, the Equity Trust's return averaged 17.1% annually, compared to average annual returns of 18.2%, 17.7% and 22.4% for the Value Line Composite, Russell 2000 and S&P 500. Total return includes adjustments of $6.91 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended March 31, 1998, the Equity Trust achieved a total return of 309.3%, including adjustments of $13.13 per share in distributions, which equates to an average annual return of 15.1%. This compares to 15.5%, 14.9% and 18.9% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500.

      Since its inception on August 21, 1986 through March 31, 1998, the Equity Trust has had a total return of 418.9%, including adjustments of $14.21 per share in distributions, which equates to an average annual return of 15.2%.

      The Equity Trust's common shares ended the quarter at $12.3125 per share on the New York Stock Exchange, an increase of 7.5% for the quarter. For the twelve months ended March 31, 1998, the common shares are up 43.9%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value. We are tracking both goals.

What We Do

                                            [VALUATION APPROACH GRAPHIC OMITTED]

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

10% Distribution Policy -
The Equity Trust Raises Quarterly Dividend To $0.27 Per Share From $0.25 Per
Share

      The Board of Directors of The Gabelli Equity Trust Inc. is pleased to announce an increase in the quarterly dividend to $0.27 per share from $0.25 per share. In our recent survey of shareholders, highlights of which were in our Annual Report, well over 90% of those who responded told us we should continue the Equity Trust's 10% Policy, which was instituted in August of 1988. Since then, the Trust has paid distributions equivalent to 10% of its average net assets each year. The following chart summarizes the total distributions made by the Equity Trust since inception:

    1987       1988    1989     1990     1991(a)    1992(b)    1993(c)    1994(d)    1995(e)    1996    1997
    ----       ----    ----     ----     -------    -------    -------    -------    -------    ----    ----
   ($)1.08     0.55    1.31     1.18       1.09       1.06       1.11       1.89       1.00     1.00    1.04

(a) On October 21, 1991, the Trust distributed Rights equivalent to $0.42 per share upon subscription of all issued shares.
(b) On September 28, 1992, the Trust distributed Rights equivalent to $0.36 per share upon subscription of all issued shares.
(c) On July 14, 1993, the Trust distributed Rights equivalent to $0.50 per share upon subscription of all issued shares.
(d) On November 15, 1994, the Trust distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $0.80625 per GAB share.
(e) On October 19, 1995, the Trust distributed Rights equivalent to $0.37 per share upon subscription of all issued shares.

      In light of the response to our survey of shareholders, the investment performance of the Equity Trust and our belief that a steady stream of predictable payouts is better than an irregular payout, the Board has authorized an increase in the regular quarterly dividend amounts paid in the first three quarters of each year pursuant to the Policy. Under the terms of the amended Policy, beginning with the second quarterly distribution expected in June 1998, the Trust intends to pay $0.27 per share (up from $0.25 per share) for each of the first three quarters of each year with an adjusting distribution in December to meet the requirements of the 10% Distribution Policy.

      The total distribution fixed for each year will continue to be equal to the greater of 10% of the average of the net asset value per share of the Trust, as of the last day of the four preceding calendar quarters, or the minimum distribution requirements of the Internal Revenue Code.

Preferred Stock 101 - Q&A

      The Board of Directors of The Gabelli Equity Trust Inc. is moving ahead with an offering of preferred stock. The Equity Trust, as authorized by the Board of Directors, filed a registration statement on February 11, 1998 for an offering of cumulative preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and will be announced at a later date. The proceeds raised will be used for investment purposes and the offering will be made only by means of a prospectus. We thought we would share with you a Q&A on preferred stock.

Q. What is a common stock?

      A common stock is a unit of ownership (equity) of a public corporation. Owners of common stock typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

Q. What is a bond?

      A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Bondholders do not have corporate ownership privileges, as stockholders do.

Q. What is a preferred stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued at $25 per share with a fixed dividend rate. The

      Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      Through March 31, 1998, the Equity Trust has earned a 15.2% average annual return. The only obligation that the Trust would have to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we feel that there is an opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. We expect that the Preferred Shares will be issued with a dividend rate which is less than the Trust's 15.2% average annual return. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of a Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding.

Q: Does the issuance of Preferred Shares affect the 10% Distribution Policy?

      The issuance of Preferred Shares does not affect the 10% Distribution Policy. Under present conditions, there are no plans to change the percentage payout of the 10% Distribution Policy. If the Equity Trust were to issue Preferred Shares, the Board of Directors would continue to review the 10% Policy on a regular basis.

Q: Why is the Equity Trust considering Preferred Shares right now?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Equity Trust would be required to pay on the Preferred Shares is directly related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Equity Trust to take advantage of these low rates at a relatively low cost.

      In addition, the Adviser does not intend to receive a management fee on the incremental assets raised unless the total return of the Equity Trust exceeds the stated dividend rate of the Preferred Stock.

COMMENTARY

It Just Keeps Going, Going and Going!

      Despite being targeted by evil forces such as the Asian economic meltdown, some high profile earnings disappointments in the technology sector, and off-the-historical chart valuations, the stock market, like the

Energizer Bunny, just keeps going, going and going. We clearly underestimated the market's potential. That's the news. The bad news is that based on about any valuation benchmark you choose, stocks are currently in historically unprecedented territory and the margin of safety is razor thin.

      Granted, it would be hard to imagine a better economic scenario for stocks. Economists are pegging inflation at 2% or lower. Interest rates are low. Despite selected earnings dislocations resulting from Asian economic weakness, domestic corporate profits are meeting consensus expectations and Wall Street economists are predicting even better earnings growth in 1999. On the supply and demand front--remember stocks go up in the short run when there are more buyers than sellers--continued strong merger and acquisition activity and substantial share repurchase programs are shrinking supply at a time when demand for stocks keeps rising. Put it all together, and it makes sense that stocks are advancing.


------------------------------------------------------------------------------------------------------

                                             Flow of Funds
                                              ($ Billions)

Sources                                           1993      1994       1995        1996         1997
-------                                           ----      ----       ----        ----         ----
U.S. Deals                                        $ 234     $ 340      $  511      $  652       $  919
Stock Buybacks                                       37        46          99         176          179
Equity Mutual Funds Net                             130       119         128         222          232
Dividends                                           204       230         274         309          333
                                                  -----     -----      ------      ------       ------
       Sources:                                     605       735       1,012       1,359        1,663
                                                  -----     -----      ------      ------       ------
Uses
----
IPOs                                                103        62          82         115          118
U.S./International Equity Capital Flow
    U.S. Purchases of Non-U.S. Equities             309       434         396         514          762
    International Purchases of U.S. Equities        246       387         346         457          723
                                                  -----     -----      ------      ------       ------
       Net Flow:                                     63        47          50          57           39
                                                  -----     -----      ------      ------       ------
       Uses:                                        166       109         132         172          157
                                                  -----     -----      ------      ------       ------
       Net Flow of Funds:                         $ 439     $ 626      $  880      $1,187       $1,506
                                                  =====     =====      ======      ======       ======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.

------------------------------------------------------------------------------------------------------

Bear Watch

      Today, the two questions confronting equities investors are: What could happen to disrupt this ideal economic environment for stocks? And, even if the economic news continues to be good, isn't it already more than fully reflected in stock prices? In our last report to you, we shared a laundry list of our investment anxieties, which included problems in Asia spilling into Latin American currencies and economies, wage inflation not matched by productivity gains, oil prices rising significantly from today's low levels, a prospective crisis in confidence with Treasury Secretary Rubin leaving and the possibility that Fed Chairman Greenspan may step down at the end of his current term, and last, but not least, high equities valuations and a low margin of safety.

      We have many of the same worries today and our concern over equities valuations has been heightened by the market's sharp rise in the first quarter. As we have stated many times in the past, we believe valuations do matter and that ultimately stocks will trade at rational relationships to their economic value. We have to question whether even the best companies in this "best of all possible worlds" for stocks should trade at 50+ times earnings and three to four times annual earnings growth rates. We are sure value investors share this concern. However, money continues to flow into arguably the most overvalued sectors of the market--the mega-cap growth stocks. It is somewhat of a reverse panic. Investors are afraid not to own these stocks. Mr. Market remains at work. It is hard for us to find bargains in this environment.

      One would think professional investors (i.e.: mutual fund managers) would be exhibiting more restraint. Unfortunately, with mutual fund investors increasingly focused on short-term performance, portfolio managers holding cash in a rising market have the life expectancy of fast dogs that chase cars. Many are holding their noses, closing their eyes, crossing their fingers and making investments that are difficult to justify on a fundamental basis. They may continue to be rewarded for throwing in the valuation towel. But, at some point, they and their shareholders will receive a painful reminder that the market will not suffer fools indefinitely.

Finding Value in an Overvalued Stock Market

      With the stock market at current levels, true investment bargains are getting harder to come by. We don't have a philosophical problem keeping some powder dry when values become more scarce. Our Fund's cash position is approximately 9.6% of assets at the end of the quarter.

      We believe the biggest pocket of value contains strong franchises in consolidating industries. This quarter, we have received premium bids on three portfolio holdings:

      o Southern New England Telephone (SNG - $72.3125 - NYSE) is being acquired by SBC Communications (SBC - $43.625 - NYSE)

      o 360(degree) Communications (XO - $31.25 - NYSE) is being bought by Alltel (AT - $43.6875 - NYSE)

      o     Echlin (ECH - $52.4375 - NYSE) is being pursued by SPX Corp. (SPW -
            76.3125 - NYSE)

      When we review the portfolio, we see dozens of small and mid-sized franchises in a range of industries that we believe would be attractive acquisitions for larger companies looking to grow their businesses.

      We also think we can continue to make good money on restructuring candidates. This quarter, Whitman (WH - $19.75 - NYSE) spun-off Hussmann International, Inc. (HSM - $18.75 - NYSE) its commercial refrigeration business, and Midas Muffler (MDS - $20.625 - NYSE) to shareholders. The three pieces are now trading well above Whitman's price prior to the spin-offs. ITT Industries (IIN - $38.0625 - NYSE) has announced it is considering selling its auto parts business. If they do, we think we will see a better appraisal for the company's much more profitable pump and valve and defense electronics businesses. The Equity Trust owns many more companies whose parts are, in our view, worth considerably more than the current market value of the whole. We believe corporate managements will continue to restructure their companies in ways that make strategic and financial sense.

      In addition, there are several industry groups that, despite strong performance over the last year or so, still look quite reasonable to us. Looking ahead, we think investors will more fully appreciate industries and companies in which the cash flow and earnings picture is not clouded by uncertainties over the impact of foreign operations and currency turmoil. True to our stock picking discipline, we have and will continue to be selective in these and other industry groups--as always, focusing on quality companies trading at a discount to our appraisal of economic value.

Patience Rewarded

      In our 1997 Annual Report, we highlighted Seagrams (VO - $38.1875 - NYSE) and Viacom (VIA - $53.125 - ASE) as relatively large portfolio holdings that did not perform well in 1997 in what was quite a good year for the Equity Trust. We reviewed our assessment of the values, talked about some of the positive things going on at each company and reaffirmed our commitment to these loaded laggards.

      Our patience has been rewarded with Seagrams stock gaining 18.2% and Viacom stock climbing 30.0% in first quarter of 1998. In the case of Seagrams, we can't isolate any single event responsible for the stock's excellent performance this quarter. We think Wall Street finally did its homework and came to the conclusion that the rather complex transaction with Home Shopping Network and the purchase of the additional 50% of USA Network made good financial and strategic sense.

      The move in Viacom was quite literally "Titanic". This blockbuster will certainly boost parent company Viacom's 1998 earnings. However, in our opinion, the turnaround in the other Blockbuster (Blockbuster Entertainment, Viacom's huge video rental business), will provide even greater benefits for the company going forward. Especially important, the company continues to pare debt - with a big paydown coming from the sale of Simon & Schuster's publishing operations.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of our new Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      The Trust's exposure to European equities is finally paying off and in the first quarter, European equity markets built on the solid gains made last year. Many of Europe's smaller equity markets benefited from the expectation that Europe's new currency, the Euro, would be launched successfully on January 1, 1999. This resulted in further interest rate reductions in countries such as Spain and Italy. As interest rates have fallen in these countries, domestic investors have moved assets from bonds and cash accounts into equities.

      The introduction of the Euro and the single currency will be a vehicle for spreading Anglo Saxon capitalism across Europe. This is probably not what the European leaders who signed the Maastricht Treaty in 1991 expected. Following the introduction of the Euro, savings will be able to flow across frontiers to those investments that offer investors the best return. This in turn will focus the minds of corporate managements who will have to compete more aggressively for funds. Additionally, governments will be under pressure to harmonize tax requirements, merger and acquisition rules and accounting considerations.

      We believe the pursuit of shareholder value, better corporate governance and hostile takeovers will become standard fare in most European markets. Of course, there are risks to the creation of the Euro. It is an experiment.

      After a strong fourth quarter, the Trust's international financial holdings continued their strong performance. Banca Commerciale Italiana, Mapfre and Banco Pastor in Spain and Safra Republic in Switzerland were among the Trust's best performing stocks in the first quarter. Each of these investments appreciated by more than 45%. Commercial Union, announced a merger with another U.K.-based insurance company and the stock continued its strong performance. We expect further corporate activity in the financial services industry in Europe. Other stellar performers in Europe included Renault, the French auto company, Mondadori and Simint in Italy and Vodafone in the U.K.

      Some of the Trust's European holdings that were hard hit due to their Asian exposure recovered during the quarter. These include Rieter and Richemont in Switzerland and Christian Dior in France.

      After the recent powerful performance of many European stocks, some caution is probably warranted in the short term. Looking ahead, the outlook remains positive. Inflation remains low, interest rates are still declining and corporate earnings should grow in double-digits in 1998 as the "core" European economies recover. We will continue to invest in quality businesses and pay close attention to valuations.

      Among major markets, Japan continues to be a major disappointment, rising by only four percent during the quarter. Much of this gain was due to a powerful rebound in a number of stocks including banks, which suffered badly towards the end of 1997. We chose not to participate in this rally and our limited exposure to the Japanese market did not make a positive contribution to the quarter's performance. Indeed, only one of the Trust's holdings, namely Matsushita Electronic Industrial (M.E.I.), outperformed the local index. M.E.I's stock price reacted positively to news of management reorganization and a share buyback.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $91.8125 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. As evidenced by an increase in per share earnings exceeding 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $41.75 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $64.625 - NYSE) and BCEMobile Communications (BCX - $29.85 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $25 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cablevision Systems Corp. (CVC - $65.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision has also purchased Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12.2 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Chris-Craft Industries Inc. (CCN - $58.9375 - NYSE), through its 79% ownership of BHC Communications (BHC - $141.125 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $108.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million and has an agreement to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.6 billion in cash and marketable securities.

                             ----------------------
                             Chris-Craft Industries
                             ----------------------
                                       |
                                       |
                                  78%  |
                                       |
                             ----------------------
                               BHC Communications
                             ----------------------
                                       |
                                       |
                                  59%  |
                                       |
                                       |
                             ----------------------
                               United Television
                             ----------------------

Deere & Co. (DE - $61.9375 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, acreage under cultivation is likely to be increased by the nation's farmers. With weather accommodating, bountiful harvests are likely and farm incomes should show substantial increases. Global demand for U.S. wheat and other crops further increases farm incomes. Long-term prospects for farm equipment manufacturers like Deere are attractive as global incomes, diets and standards of living improve, notwithstanding recent financial turmoil in Southeast Asia. Deere also makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. Overseas sales account for roughly one-quarter of Deere's revenues.

Media General Inc. (MEG'A - $49.1875 - ASE) is a Richmond, VA-based communications company, publishing 21 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $129.8125 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October 1997, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Time Warner Inc. (TWX - $72.00 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice

Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

United Television Inc. (UTVI - $108.375 - Nasdaq) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WHSW in Baltimore for $80 million. The purchase of WRBW, a UPN affiliate in Orlando, for approximately $60 million is pending. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $141.125
- ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1998 PMV is estimated at $140 per share, $34 of which is cash. UTVI's PMV is expected to reach $163 by the year 2000.

Viacom Inc. (VIA - $53.125 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

Quips on Management

      The Trust's Chief Investment Officer was recently interviewed by a leading investor relations consulting firm on how we as securities analysts evaluate corporate managements. We thought this might be an interesting topic to share with our shareholders.

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple--we believe a prince who kisses a frog is more likely to turn into a frog than the frog turn into a princess.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10k, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners--the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

      We are not for nor against corporate managements. We are for shareholders--our clients. We don't encourage managements to run their companies to maximize short-term returns and sacrifice long-term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long-term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Gabelli Equity Trust has enjoyed another good quarter in what we believe will be another year in which we achieve our long-term goal of generating a real rate of return in excess of ten percent. We are concerned about equity valuations, but believe the portfolio is positioned in industries and companies that still offer good fundamental value. We think the portfolio will continue to benefit from ongoing merger and acquisition and restructuring activity. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                          Sincerely,

                                          /s/ Mario J. Gabelli

                                          Mario J. Gabelli
                                          President and Chief Investment Officer

April 30, 1998

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                 March 31, 1998
                                 --------------

Chris-Craft Industries, Inc.          Viacom Inc.
United Television Inc.                BCE Inc.
Cablevision Systems Corp.             Telecomunicacoes Brasileiras SA (Telebras)
Time Warner Inc.                      Deere & Co.
American Express Co.                  Media General Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period of this report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.

                                PORTFOLIO CHANGES
                    Quarter Ended March 31, 1998 (Unaudited)

                                                                    Ownership at
                                                                      March 31,
                                                         Shares         1998
                                                         -------    ------------

NET PURCHASES
  Common Stocks
Advantica Restaurant Group, Inc. ...............          28,108          28,108
American Bankers Insurance
  Group, Inc. ..................................          10,000          10,000
Ampco-Pittsburgh Corp. .........................          10,000         190,000
Archer-Daniels-Midland Co. .....................          25,000         325,000
Argonaut Group, Inc. ...........................           6,000           6,000
Aztar Corp. ....................................          47,000          80,000
Banca Commerciale Italiana .....................          40,000         400,000
Bestfoods Inc. .................................          15,000          15,000
Cable & Wireless plc,
  Sponsored ADR ................................           5,000          75,000
Cablevision Systems Corp.,
  Cl. A(a) .....................................         216,000         440,000
Catellus Development Corp. .....................         150,000         300,000
CheckFree Corp. ................................           1,000           2,000
Cheung Kong (Holdings) Ltd. ....................          15,000          74,000
Chris-Craft Industries Inc.(b) .................           9,947         341,523
Chris-Craft Industries Inc., Cl. B (b) .........          16,278         558,866
Coldwater Creek Inc. ...........................           5,000           5,000
Colonial Limited ...............................          57,482         237,482
Commercial Union plc ...........................           7,000          75,342
Compagnie Financiere Richemont
  AG, Cl. A ....................................             700             700
Computer Sciences Corporation(a) ...............         170,000         170,000
Contextvision AB ...............................          10,000          10,000
Corn Products International, Inc. ..............          19,000          19,000
Crown Books Corp. ..............................           5,000          30,000
Culligan Water Technologies Inc. ...............           1,900          25,000
DDI Corp. ......................................              20              70
Donaldson Co. Inc.(a) ..........................         155,000         312,000
Dundee Bancorp Inc., Cl. A .....................           5,000          30,000
Dynatech Corporation ...........................           5,000          15,000
Eastman Kodak Co. ..............................           5,000          30,000
Elsag Bailey Process
  Automation N.V ...............................          20,000          20,000
Gaylord Entertainment Co., Cl. A ...............           8,000         108,000
General Cigar Holdings Inc. ....................           5,000         120,000
Gerber Scientific Inc. .........................           7,500         107,500
Glaxo Wellcome plc ORD .........................           9,000          49,000
Granada Group plc ORD ..........................           5,000          65,000
Gray Communications Systems Inc. ...............           4,500          25,000
Honeywell Inc. .................................           3,000          60,000
HSBC Holdings plc ..............................           4,000          30,695
Hussmann International, Inc.(l) ................         230,750         230,750
Illinois Central Corporation ...................             873             873
Indus Holding AG ...............................           5,000           5,000
Invik & Co. AB, Cl. B ..........................           4,000          20,666
Istituto Nazionale delle
  Assicurazioni ................................         125,000         125,000
ITT Industries Inc. ............................          20,000         200,000
Kansas City Southern
  Industries, Inc. .............................          12,000          12,000
Kellogg Co. ....................................          10,000         100,000
Lawter International Inc. ......................          40,000         100,000
Leucadia National Corporation ..................           5,000           5,000
Lillian Vernon Corp. ...........................          15,000         100,000
Loewen Group Inc. ..............................         100,000         100,000
Manitowoc Co. Inc. .............................           1,200          31,200
Matsushita Electric Industrial Co.
  Ltd., ADR ....................................           7,000          36,500
Mellon Bank Corporation ........................           2,000           2,000
Merkantildata ..................................           3,500          10,500
Midas, Inc. (l) ................................          30,000          30,000
Modine Manufacturing Co. .......................           1,500         290,000
Moevenpick Holding AG ..........................             240             240
Morgan (J.P.) & Co. Inc. .......................           3,000          15,000
N2K Inc. .......................................          10,000          10,000
National Presto Industries Inc. ................           3,000          33,000
NEC Corp., Sponsored ADR .......................           5,000          46,500
Nintendo Co. Ltd. ..............................             500           6,500
Nippon Telegraph and
  Telephone Corp. ..............................              25              95
Nomura Securities Company, Ltd. ................          35,000          35,000
Park-Ohio Industries Inc. ......................           4,000          30,715
Pathe SA .......................................             500           3,000
Paxson Communications Corp.,
  Cl. A ........................................          14,100         125,000
Pennzoil Co. ...................................          10,000          80,000
Pheonix AG .....................................          47,500          47,500
Pittway Corp. ..................................           6,700         213,000
Publishing & Broadcasting Ltd. .................          15,000          85,000
Reader's Digest Association Inc.,
  Cl. B ........................................          25,000         100,000
Republic Industries, Inc. ......................          15,000          15,000
Response USA, Inc. .............................          12,000          12,000
Roche Holding AG ...............................              20             120
Rollins Inc. ...................................           5,000         447,000
SBC Communications Inc.(a) .....................          28,000          56,000
Schibsted A/A ..................................          15,000          65,000
Seagate Technology, Inc. .......................             500             500
Seagram Co. Ltd. ...............................          20,000         120,000
Skandinaviska Enskilda Banken ..................          14,000          74,000
SMH AG .........................................           1,200           1,200
Sony Corp., ADR ................................           1,000          29,000
Southern New England
  Telecommunications Corp. .....................          15,000          35,000
St. Joe Corp.(c) ...............................         167,500         255,000
Superior Industries
  International, Inc. ..........................           5,000           5,000
TCI Ventures Group .............................         190,985         361,970
Telecom Italia Mobile SpA ......................          25,000       1,495,000
Telecom Italia SpA, Sponsored ADR ..............         171,000         171,000
Tele-Communications Inc., Cl. A ................          11,547         301,547
Tenneco Inc. ...................................          25,000         105,000
Ticketmaster Group Inc. ........................          30,000         100,000
Tootsie Roll Industries Inc.(b) ................           1,316          45,195
US WEST Media Group ............................           5,000         305,000
USA Networks, Inc.(a)(d) .......................          50,000         100,000
Veba AG ........................................           2,000          11,000

                          THE GABELLI EQUITY TRUST INC.

                    Quarter Ended March 31, 1998 (Unaudited)

                                                                    Ownership at
                                                                      March 31,
                                                         Shares         1998
                                                         -------    ------------

NET PURCHASES (Continued)
  Common Stocks (Continued)
Vodafone Group plc ORD .........................             812         115,812
Whitman Corp. ..................................         256,000         356,000
Wynn's International Inc.(e) ...................          18,000          54,000

  Preferred Stocks
ProSieben Media AG .............................           3,000           9,750

  Common Stock Warrants
  and Rights
Advantica Restaurant Group, Inc.,
  Warrants, expires 01/07/2005 .................          62,463          62,463
Volkswagon AG, Rights ..........................           1,500           1,500

NET SALES
  Common Stocks
360 (degree)Communications Co. .................         (20,000)        100,000
AirTouch Communications Inc. ...................         (15,000)        125,000
Alliance et Gestion ............................          (1,000)          8,625
American Express Co. ...........................          (5,000)        285,000
AMETEK Inc. ....................................         (10,000)         85,000
Amphenol Corp., Cl. A ..........................          (7,000)        138,000
AMR Corp. ......................................         (12,000)         58,000
AptarGroup Inc. ................................         (10,500)          9,500
BCE Inc. .......................................          (5,000)        545,000
Boeing Co. .....................................         (10,000)         85,000
Centennial Cellular Corp., Cl. A ...............         (17,000)         57,000
Clariant AG ....................................            (300)            700
Colonial Limited, Options(f) ...................        (180,000)             --
Coltec Industries Inc. .........................         (25,000)        360,000
Compagnie Financiere Richemont
  AG, Class A ..................................            (650)             --
Crane Co. ......................................          (5,000)        100,000
Diageo PLC, Sponsored ADR ......................          (3,400)         21,600
Dow Jones & Co. Inc. ...........................         (10,000)         90,000
Eastern Enterprises ............................          (2,000)         30,000
Echlin Inc. ....................................         (10,000)        110,000
Ferro Corp. ....................................          (6,750)        240,000
Fortune Brands Inc. ............................         (10,000)        170,000
Gallaher Group plc .............................         (60,000)        240,000
General Motors Corp. ...........................          (5,000)        210,000
Genuine Parts Co. ..............................         (25,000)         55,000
Grupo Televisa S.A., GDR .......................          (5,000)        275,000
GTE Corp. ......................................          (1,000)        270,000
GTECH Holdings Corp. ...........................          (5,000)          5,000
Handy & Harman .................................         (25,000)         95,000
Harcourt General Inc. ..........................          (5,000)         50,000
Hellenic Telecommunications
  Organization S.A. OTE ........................         (24,000)             --
H&R Block Inc. .................................          (3,000)         92,000
Imation Corp. ..................................          (5,000)             --
ITT Industries Inc. ............................        (175,000)             --
Johnson Controls Inc. ..........................         (10,000)        125,000
Lavipharm S.A ..................................         (70,000)             --
Lehman Brothers Holdings Inc. ..................          (6,700)         80,300
Liberty Corp.(g) ...............................            (468)         54,532
LIN Television Corp. (h) .......................        (285,000)             --
Media General Inc., Cl. A ......................         (35,000)        360,000
Mitsubishi Estate Co Ltd .......................         (30,000)             --
Navistar International Corp. ...................          (5,000)        500,000
Neiman Marcus Group Inc. .......................         (18,000)        332,000
New York Times Co., Cl. A ......................          (2,000)         85,000
Newmont Gold Co. ...............................         (10,000)         20,000
Pegasus Gold Inc. ..............................         (85,000)        749,000
Phoenix AG .....................................         (55,000)             --
Pittway Corp., Cl. A ...........................         (25,500)         78,000
Placer Dome Inc. ...............................         (10,000)         20,000
Raytheon Company Class A .......................         (13,711)             --
RCN Corporation ................................          (8,500)        152,000
Reuters Holdings plc, Cl. B,
  Sponosred ADR ................................          (1,667)         10,833
SAS Norge ASA ..................................         (10,000)         60,000
Seat SpA .......................................         (99,000)      1,500,000
Smedvig ASA ....................................         (20,000)
Sun Hung Kai Properties Ltd. ...................         (51,000)             --
Sydney Harbour Casino
  Holdings Ltd. ................................        (285,000)             --
Tejas Gas Corp.(i) .............................        (150,000)             --
Telecom Italia SpA ORD .........................        (219,400)        400,040
Telecomunicacoes Brasileiras SA
  (Telebras), Sponsored ADR ....................          (1,500)        167,000
Time Warner Inc. ...............................         (77,000)        295,000
Trinity Industries Inc. ........................          (2,000)         50,000
United Television Inc. .........................         (36,494)        274,506
Unitrin Inc. ...................................          (3,000)         27,000
USX-Delhi Group(j) .............................         (71,000)             --
Walt Disney Co. ................................          (4,000)         30,000

  Corporate Bonds
Flagstar Companies Inc., Conv. Jr ..............
  Sub. Deb., 10.000%
due 11/01/2014 .................................      (1,550,000)             --
General Host Corp., Class D, Conv ..............
  Sub. Note, 8.000%
due 02/15/2002(k) ..............................         (50,000)             --

----------
(a) 2 for 1 stock split
(b) Stock dividend - additional .03 shares per share held.
(c) 3 for 1 stock split
(d) Name change from HSN Inc. to USA Networks, Inc.
(e) 3 for 2 stock split
(f) Options exercised at a strike price of $0.40 AUD on February 2, 1998.
(g) Tender offer-tender @ $52 per share
(h) Tender offer-tender @ $55.19 per share
(i) Tender offer-tender @ $61.50 per share
(j) Tender offer-tender @ $21.60 per share
(k) Entire issure called @ 102% effective 3/30/98
(l) Spinoff -- 1 share of Hussman International Inc. for every 2 shares of Whitman Corp.; 1 share of Midas, Inc. for every 6 shares of Whitman Corp.

                          THE GABELLI EQUITY TRUST INC.

                            PORTFOLIO OF INVESTMENTS
                           March 31, 1998 (Unaudited)

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS -- 89.3%

            Equipment And Supplies -- 10.7%
   30,000   Aeroquip-Vickers Inc. ................................ $  1,734,422
   85,000   AMETEK Inc. ..........................................    2,544,688
  190,000   Ampco-Pittsburgh Corp. ...............................    3,515,000
  138,000   Amphenol Corp., Cl. A+ ...............................    7,960,875
    9,500   AptarGroup Inc. ......................................      570,594
   12,000   Caterpillar Inc. .....................................      660,750
   69,800   CLARCOR Inc. .........................................    2,320,850
   50,000   CTS Corp. ............................................    1,696,875
   25,000   Culligan Water Technologies Inc.+ ....................    1,489,063
  345,000   Deere & Co. (d) ......................................   21,368,438
  312,000   Donaldson Co. Inc. ...................................    8,034,000
   20,000   EG&G Inc. ............................................      581,250
   15,000   Flowserve Corp. ......................................      489,375
    6,500   Franklin Electric Co. ................................      445,250
  107,500   Gerber Scientific Inc. ...............................    2,801,719
  230,750   Hussmann International, Inc. .........................    4,326,563
  350,000   IDEX Corp. ...........................................   12,731,250
    5,000   Indus Holding AG .....................................      160,746
   50,000   Lufkin Industries Inc. ...............................    1,625,000
   31,200   Manitowoc Co. Inc. ...................................    1,205,100
  145,000   Mark IV Industries Inc. ..............................    3,298,750
  500,000   Navistar International Corp.+ ........................   17,500,000
   20,000   PACCAR Inc. ..........................................    1,191,250
  213,000   Pittway Corp. ........................................   14,910,000
   78,000   Pittway Corp., Cl. A .................................    5,616,000
   80,000   Sequa Corp., Cl. A+ ..................................    5,915,000
   75,000   Sequa Corp., Cl. B+ ..................................    5,915,625
  170,000   SPS Technologies Inc.+ ...............................    9,105,625
   12,000   TI Group plc .........................................      105,261
   20,000   Watts Industries Inc., Cl. A .........................      597,500
                                                                    -----------
                                                                    140,416,819
                                                                    -----------
            Telecommunications -- 10.2%
   40,000   Aliant Communications Inc. ...........................    1,360,000
   67,000   AT&T Corp. ...........................................    4,396,875
   87,000   BC TELECOM Inc. ......................................    3,383,711
  545,000   BCE Inc. .............................................   22,753,750
   75,000   Cable & Wireless plc, Sponsored ADR ..................    2,831,250
    2,000   Cincinnati Bell Inc. .................................       71,250
   35,000   Compania de Telecomunicaciones
              de Chile SA, Sponsored ADR+ ........................      964,688
   80,000   Commonwealth Telephone Enterprises, Inc.+ ............    2,250,000
   20,000   Commonwealth Telephone Enterprises,
              Inc. Cl. B+ ........................................      552,500
       70   DDI Corp. ............................................      172,211
   50,000   Frontier Corp. .......................................    1,628,125
  270,000   GTE Corp.(d) .........................................   16,166,250
   35,000   Hong Kong Telecommunications Ltd.,
              Sponsored ADR ......................................      732,813
   10,000   Maritime Telegraph and Telephone Co. Ltd. ............      276,691
   10,000   Motorola Inc. ........................................      606,250
       95   Nippon Telegraph and Telephone Corp. .................      790,924
  152,000   RCN Corporation ......................................    7,619,000
   56,000   SBC Communications Inc. ..............................    2,443,000
   35,000   Southern New England
              Telecommunications Corp. ...........................    2,530,937
  250,000   Sprint Corp.(d) ......................................   16,921,875
   10,000   Telecom Argentina Stet-France Telecom
              S.A., Sponsored ADR ................................      358,125
  400,040   Telecom Italia SpA ORD ...............................    3,150,103
  171,000   Telecom Italia SpA, Sponsored ADR ....................   13,583,813
  167,000   Telecomunicacoes Brasileiras SA
              (Telebras), Sponsored ADR ..........................   21,678,688
   10,000   Telefonica de Argentina S.A., ADR, Cl. B .............      380,625
2,040,000   Telecomunications of Jamaica Ltd. ....................      124,440
   48,000   Telefonica de Espana, Sponsored ADR ..................    6,348,000
   20,000   Telefonos De Mexico SA, Cl. L, ADR ...................    1,127,500
                                                                    -----------
                                                                    135,203,394
                                                                    -----------
            Financial Services -- 8.5%
   10,000   American Bankers Insurance Group, Inc. ...............      645,000
  285,000   American Express Co.(d) ..............................   26,166,563
    6,000   Argonaut Group, Inc. .................................      216,750
  400,000   Banca Commerciale Italiana ...........................    1,994,244
   10,500   Banco Pastor SA ......................................    1,262,259
   66,000   Banco Santander SA, ADR ..............................    3,262,875
   80,631   Bank of Ireland ......................................    1,592,639
  120,782   Bank of Scotland. ....................................    1,428,467
      260   Berkshire Hathaway Inc., Cl. A+ ......................   17,472,000
  300,000   Berliner Bank Aktiengesellschaft .....................    7,424,017
  237,482   Colonial Limited(c) ..................................      777,793
   75,342   Commercial Union plc .................................    1,470,587
   46,000   Commerzbank AG, Sponsored ADR ........................    1,673,250
   14,400   Corporacion Mapfre ...................................      538,849
  163,000   Deutsche Bank AG, Sponsored ADR ......................   12,358,665
   30,000   Dundee Bancorp Inc., Cl. A+ ..........................      629,164
   25,000   Hibernia Corp. .......................................      514,063
   92,000   H&R Block Inc. .......................................    4,375,750
   30,695   HSBC Holdings plc ....................................      938,830
   20,666   Invik & Co. AB, Cl. B ................................    1,198,478
  125,000   Istituto Nazionale delle Assicurazioni ...............      404,961
   80,300   Lehman Brothers Holdings Inc. ........................    6,012,463
    5,000   Leucadia National Corporation ........................      196,875
    2,000   Mellon Bank Corporation ..............................      127,000
   38,900   Midland Co. ..........................................    3,070,669
   15,000   Morgan (J.P.) & Co. Inc. .............................    2,014,688

                          THE GABELLI EQUITY TRUST INC.

                           March 31, 1998 (Unaudited)

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS  (Continued)

            Financial Services (Continued)
   35,000   Nomura Securities Company, Ltd. ...................... $    412,151
   10,833   Reuters Holdings plc, Cl. B,
              Sponosred ADR ......................................      699,406
   60,000   Riggs National Corp. .................................    1,695,000
    7,000   Safra Republic Holdings SA ...........................    1,078,000
   20,000   SCOR SA ..............................................    1,145,069
   26,000   Skandia Forsakrings AB ...............................    1,693,038
   74,000   Skandinaviska Enskilda Banken ........................    1,077,491
   40,000   State Street Corp ....................................    2,722,500
   20,000   SunTrust Banks Inc. ..................................    1,507,500
    8,000   Trimark Financial Corporation ........................      304,536
   27,000   Unitrin Inc. .........................................    1,819,125
                                                                    -----------
                                                                    111,920,715
                                                                    -----------

            Broadcasting -- 7.6%
   50,000   Ackerley Group Inc. ..................................    1,021,875
  341,523   Chris-Craft Industries Inc. ..........................   20,128,528
  558,866   Chris-Craft Industries Inc., Cl. B(a) ................   32,938,144
   25,000   Gray Communications Systems Inc. .....................      725,000
  275,000   Grupo Televisa S.A., GDR+ ............................   10,071,875
   54,532   Liberty Corp. ........................................    2,781,132
    3,250   NRJ SA ...............................................      560,842
    3,000   Pathe SA+ ............................................      612,047
  125,000   Paxson Communications Corp., Cl. A+ ..................    1,390,625
  100,000   Television Broadcasting Ltd. ORD .....................      263,270
  274,506   United Television Inc. ...............................   29,749,588
                                                                    -----------
                                                                    100,242,926
                                                                    -----------

            Entertainment -- 5.2%
  103,768   Ascent Entertainment Group Inc.+ .....................    1,070,108
   40,000   CANAL + , Sponsored ADR ..............................    1,501,813
   23,287   EMI Group plc ........................................      193,356
  108,000   EMI Group plc, Sponsored ADR .........................    1,836,000
  108,000   Gaylord Entertainment Co., Cl. A .....................    3,861,000
   60,000   GC Companies Inc.+ ...................................    3,138,750
   65,000   Granada Group plc ORD ................................    1,168,619
  120,000   Havas, Sponsored ADR .................................    2,460,000
   12,000   PolyGram NV ..........................................      556,500
  295,000   Time Warner Inc. .....................................   21,240,000
   65,000   Todd-AO Corp., Cl. A .................................      686,563
  100,000   USA Networks, Inc.+ ..................................    2,725,000
  480,000   Viacom Inc., Cl. A+ ..................................   25,500,000
   30,000   Walt Disney Co. ......................................    3,202,500
                                                                    -----------
                                                                     69,140,209
                                                                    -----------
            Food And Beverage -- 5.2%
   28,108   Advantica Restaurant Group, Inc.+ ....................      263,510
   15,000   Bestfoods Inc. .......................................    1,753,125
   18,000   Brau and Brunnen+ ....................................    1,794,408
   19,000   Corn Products International, Inc.+ ...................      681,625
   21,600   Diageo PLC, Sponsored ADR ............................    1,048,950
  200,000   Fomento Economico Mexicano SA,
              ADR 144A(c) ........................................    1,400,000
  450,000   Foster's Brewing Group Ltd. ..........................      979,573
   40,520   General Mills Inc. ...................................    3,079,520
    9,000   Hartwall Oy AB .......................................    1,057,984
  100,000   Kellogg Co. ..........................................    4,312,500
   11,000   LVHM Moet Hennessy Louis Vuitton,
              Sponsored ADR ......................................      467,500
      700   Nestle SA ............................................    1,336,852
  335,000   PepsiCo Inc. .........................................   14,300,312
  240,000   Quaker Oats Co. ......................................   13,740,000
   40,000   Ralcorp Holdings Inc.+ ...............................      830,000
  120,000   Seagram Co. Ltd. .....................................    4,582,500
   45,195   Tootsie Roll Industries Inc. .........................    3,239,943
  356,000   Whitman Corp. ........................................    7,031,000
   74,000   Wrigley (Wm.) Jr. Co. ................................    6,049,500
                                                                    -----------
                                                                     67,948,802
                                                                    -----------
            Wireless Communications-- 4.8%
  125,000   AirTouch Communications Inc.+ ........................    6,117,188
  133,000   Associated Group Inc., Cl. A+ ........................    5,120,500
  133,000   Associated Group Inc., Cl. B+ ........................    4,887,750
   57,000   Centennial Cellular Corp., Cl. A+ ....................    1,498,031
  145,000   Century Telephone Enterprises Inc. ...................    8,863,125
  100,000   COMSAT Corp., Series 1 ...............................    3,443,750
  100,000   Loral Space & Communications Ltd.+. ..................    2,793,750
    5,000   NEXTEL Communications Inc., Cl. A+ ...................      168,750
  250,000   Securicor Group plc ORD ..............................    1,707,479
   75,000   TCI Satellite Entertainment Inc., Cl. A+ .............      534,375
1,495,000   Telecom Italia Mobile SpA ............................    8,027,148
  320,000   Telephone and Data Systems Inc. ......................   15,200,000
  100,000   360(degree)Communications Co. ........................    3,125,000
  115,812   Vodafone Group plc ORD ...............................    1,210,713
                                                                    -----------
                                                                     62,697,559
                                                                    -----------
            Cable -- 4.6%
   40,125   Cable Michigan .......................................    1,023,188
  440,000   Cablevision Systems Corp., Cl. A+ ....................   28,930,000
   40,000   Comcast Corp., Cl. A .................................    1,387,500
   40,000   Comcast Corp., Cl. A Special .........................    1,412,500
   50,000   Shaw Communications Inc., Cl. B, Conv. ...............      746,448
  301,547   Tele-Communications Inc., Cl. A ......................    9,376,227
   55,000   Tele-Communications International Inc.,
              Cl. A+ .............................................    1,106,875
  361,970   TCI Ventures Group+...................................    6,357,098

                          THE GABELLI EQUITY TRUST INC.

                           March 31, 1998 (Unaudited)

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS (Continued)

            Cable  (Continued)
  305,000   US WEST Media Group+ ................................. $ 10,598,750
                                                                   ------------
                                                                     60,938,586
                                                                   ------------
            Publishing -- 4.0%
   30,000   Arnoldo Mondadori Editore SpA+ .......................      345,347
   90,000   Dow Jones & Co. Inc. .................................    4,764,375
  215,000   Golden Books Family Entertainment Inc.+ ..............    2,472,500
   50,000   Harcourt General Inc. ................................    2,768,750
  228,000   Independent Newspapers Ltd., ORD .....................    1,377,726
   50,000   McGraw-Hill Companies Inc. ...........................    3,803,125
  360,000   Media General Inc., Cl. A (d) ........................   17,707,500
  145,000   Meredith Corp. .......................................    6,108,125
   85,000   New York Times Co., Cl. A ............................    5,950,000
    5,000   News Corp. Ltd., ADR .................................      134,688
  140,000   News Corp. Ltd., ORD .................................      923,531
   60,000   Pearson plc ORD ......................................      974,267
   85,000   Publishing & Broadcasting Ltd. .......................      441,486
  100,000   Reader's Digest Association Inc., Cl. B ..............    2,687,500
   65,000   Schibsted A/A ........................................    1,149,222
1,500,000   Seat SpA+ ............................................      873,236
  200,000   South China Morning Post Holdings ORD ................      134,216
                                                                   ------------
                                                                     52,615,594
                                                                   ------------
            Consumer Products -- 3.9%
  500,000   Carter-Wallace Inc. ..................................    9,093,750
    9,500   Christian Dior SA ....................................    1,262,479
   75,000   Church & Dwight Co. Inc. .............................    2,268,750
      700   Compagnie Financiere Richemont AG,
              Cl. A ..............................................      940,799
   30,000   Eastman Kodak Co. ....................................    1,946,250
   57,000   First Brands Corp. ...................................    1,421,437
  170,000   Fortune Brands Inc. ..................................    6,778,750
  240,000   Gallaher Group plc ...................................    5,190,000
  120,000   General Cigar Holdings Inc.+ .........................    1,837,500
   54,000   Harley Davidson Inc. .................................    1,782,000
   33,000   National Presto Industries Inc. ......................    1,421,063
    6,500   Nintendo Co. Ltd. ....................................      565,535
  145,000   Ralston Purina Group .................................   15,370,000
    1,200   SMH AG+ ..............................................      770,209
  275,000   Swedish Match AB .....................................      914,261
                                                                   ------------
                                                                     51,562,783
                                                                   ------------
            Diversified Industrial -- 3.4%
   70,909   Antofagasta Holdings plc .............................      384,593
  100,000   Crane Co. ............................................    5,300,000
   20,000   Elsag Bailey Process Automation N.V. .................      382,500
   59,022   GATX Corp. ...........................................    4,603,716
   60,000   Honeywell Inc. .......................................    4,961,250
  200,000   ITT Industries Inc. ..................................    7,612,500
  390,000   Lamson & Sessions Co.+ ...............................    2,583,750
  100,000   Lawter International Inc. ............................    1,112,500
  100,000   National Service Industries Inc. .....................    5,881,250
   30,715   Park-Ohio Industries Inc.+ ...........................      595,103
      750   Rieter Holding AG ....................................      423,359
  105,000   Tenneco Inc.+ ........................................    4,482,188
   78,000   Thomas Industries Inc. ...............................    1,735,500
   50,000   Trinity Industries Inc. ..............................    2,743,750
   26,000   Tyco International Ltd. ..............................    1,420,250
  100,000   Tyler Corp.+ .........................................      775,000
                                                                   ------------
                                                                     44,997,209
                                                                   ------------
            Automotive: Parts And Accessories -- 3.0%
  110,000   Echlin Inc. ..........................................    5,768,125
  140,000   GenCorp Inc. .........................................    4,305,000
   55,000   Genuine Parts Co. ....................................    2,096,875
   95,000   Handy & Harman .......................................    3,342,813
  125,000   Johnson Controls Inc. ................................    7,585,938
   10,000   LucasVarity plc ......................................      413,125
  290,000   Modine Manufacturing Co. .............................   10,077,500
   47,500   Pheonix AG ...........................................      962,448
    6,500   SPX Corp. ............................................      496,031
  130,000   Standard Motor Products Inc. .........................    2,494,375
    5,000   Superior Industries International, Inc. ..............      165,937
  110,000   TransPro Inc. ........................................      866,250
   54,000   Wynn's International Inc. ............................    1,228,500
                                                                   ------------
                                                                     39,802,917
                                                                   ------------
            Energy -- 2.2%
   34,000   Apache Corp. .........................................    1,249,500
   70,000   Atlantic Richfield Co. ...............................    5,503,750
  150,000   British Petroleum Co. plc, ADR .......................    8,611,417
   65,000   Burlington Resources Inc. ............................    3,115,937
   10,000   Chevron Corp. ........................................      803,125
   30,000   Eastern Enterprises ..................................    1,290,000
   50,000   Halliburton Co. ......................................    2,509,375
   80,000   Pennzoil Co. .........................................    5,170,000
   11,000   Veba AG ..............................................      779,792
                                                                   ------------
                                                                     29,032,896
                                                                   ------------
            Hotels/Gaming -- 1.5%
   80,000   Aztar Corp.+ .........................................      690,000
    5,000   GTECH Holdings Corp.+ ................................      194,375
  350,000   Hilton Hotels Corp. ..................................   11,156,250
1,016,949   Ladbroke Group plc ...................................    5,690,176
  100,000   Mirage Resorts Inc.+ .................................    2,431,250
      240   Moevenpick Holding AG ................................      119,583
                                                                   ------------
                                                                     20,281,634
                                                                   ------------

                          THE GABELLI EQUITY TRUST INC.

                           March 31, 1998 (Unaudited)

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS (Continued)

            Aviation: Parts And Services -- 1.4%
   85,000   Boeing Co. ........................................... $  4,430,625
  360,000   Coltec Industries Inc.+ ..............................    9,000,000
  100,000   Curtiss-Wright Corp. .................................    3,875,000
  145,000   Hi-Shear Industries Inc. .............................      407,813
   23,000   Precision Castparts Corp. ............................    1,361,313
                                                                   ------------
                                                                     19,074,751
                                                                   ------------
            Paper And Forest Products -- 1.4%
  252,000   Greif Bros. Corp., Cl. A .............................    9,765,000
    3,400   Greif Bros. Corp., Cl. B(a) ..........................      140,888
  255,000   St. Joe Corp. ........................................    8,574,375
                                                                   ------------
                                                                     18,480,263
                                                                   ------------
            Consumer Services -- 1.4%
   25,000   Cendant Corporation ..................................      990,625
   20,000   Department 56 Inc.+ ..................................      760,000
  100,000   Loewen Group Inc. ....................................    2,525,000
   30,000   Midas, Inc.+ .........................................      618,757
   10,000   N2K Inc.+ ............................................      298,750
   15,000   Republic Industries, Inc.+ ...........................      387,188
   12,000   Response USA, Inc.+ ..................................       69,750
  447,000   Rollins Inc. .........................................    9,331,125
  100,000   Ticketmaster Group Inc.+ .............................    3,012,500
                                                                   ------------
                                                                     17,993,695
                                                                   ------------
            Retail -- 1.4%
    5,000   Coldwater Creek Inc.+. ...............................      121,250
   30,000   Crown Books Corp.+ ...................................      204,375
   80,000   Earl Scheib Inc.+ ....................................      690,000
    2,000   Fred Meyer Inc.+ .....................................       92,375
  100,000   Lillian Vernon Corp. .................................    1,743,750
  332,000   Neiman Marcus Group Inc.+ ............................   13,632,750
  100,000   Simint SpA ...........................................    1,055,228
   10,425   Syratech Corp.+ ......................................      370,088
                                                                   ------------
                                                                     17,909,816
                                                                   ------------
            Automotive -- 1.2%
  210,000   General Motors Corp.(d) ..............................   14,161,875
   28,000   Renault SA ...........................................    1,246,351
   20,000   Toyota Motor Corp. ...................................      532,533
                                                                   ------------
                                                                     15,940,759
                                                                   ------------
            Health Care -- 1.2%
   15,000   Amgen Inc.+ ..........................................      913,125
   49,666   Astra AB, Cl. A ......................................    1,024,233
   13,000   Biogen Inc.+ .........................................      626,438
   49,000   Glaxo Wellcome plc ORD ...............................    1,427,052
    1,150   Novartis AG, Registered+. ............................    2,034,157
   54,000   Novartis AG, ADR+ ....................................    4,789,125
   25,000   Pfizer Inc. ..........................................    2,492,187
      120   Roche Holding AG .....................................    1,298,105
   25,000   Zeneca Group plc+ ....................................    1,077,218
                                                                   ------------
                                                                     15,681,640
                                                                   ------------
            Business Services -- 1.0%
    8,625   Alliance et Gestion ..................................      712,201
    2,000   CheckFree Corp. ......................................       44,250
  170,000   Computer Sciences Corporation+ .......................    9,350,000
  105,000   Landauer Inc. ........................................    2,835,000
      500   Seagate Technology, Inc.+ ............................       12,625
                                                                   ------------
                                                                     12,954,076
                                                                   ------------
            Transportation -- 0.8%
   58,000   AMR Corp.+ ...........................................    8,304,875
      873   Illinois Central Corporation .........................       34,320
   12,000   Kansas City Southern Industries, Inc. ................      528,000
   30,600   MIF Ltd.+. ...........................................      480,905
   60,000   SAS Norge ASA ........................................      939,022
                                                                   ------------
                                                                     10,287,122
                                                                   ------------
            Specialty Chemical -- 0.7%
    5,400   Ciba Specialty Chemicals, ADR 144A(c)+ ...............      347,371
      700   Clariant AG ..........................................      754,933
   20,000   E.I. du Pont de Nemours and Co. ......................    1,360,000
  240,000   Ferro Corp. ..........................................    7,050,000
    5,000   Monsanto Company .....................................      260,000
                                                                   ------------
                                                                      9,772,304
                                                                   ------------
            Retail Food And Drug-- 0.7%
  120,000   Bruno's Inc. .........................................      202,500
  227,000   Giant Food Inc., Cl. A ...............................    8,767,875
                                                                   ------------
                                                                      8,970,375
                                                                   ------------
            Electronics -- 0.6%
   60,000   AMP Inc. .............................................    2,628,750
   10,000   Contextvision AB .....................................      176,803
    2,000   Hitachi Ltd., ADR ....................................      147,000
   36,500   Matsushita Electric Industrial Co. Ltd., ADR .........      801,691
   46,500   NEC Corp., Sponsored ADR .............................      528,403
   12,000   Philips Electronics N.V., New York ...................      881,250
   29,000   Sony Corp., ADR ......................................    2,464,048
                                                                   ------------
                                                                      7,627,945
                                                                   ------------
            Real Estate -- 0.6%
  300,000   Catellus Development Corp.+ ..........................    5,568,750
   11,000   Florida East Coast Industries Inc. ...................    1,222,375
   50,000   Griffin Land & Nurseries Inc.+ .......................      750,000
                                                                   ------------
                                                                      7,541,125
                                                                   ------------

                          THE GABELLI EQUITY TRUST INC.

                           March 31, 1998 (Unaudited)

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS (Continued)

             Agriculture -- 0.5%
   325,000   Archer-Daniels-Midland Co. ........................   $  7,129,688
                                                                   ------------
             Country/Closed-End Funds -- 0.4%
    59,000   Central European Equity Fund Inc. .................      1,161,563
    70,000   Emerging Germany Fund Inc.+ .......................        923,125
    25,000   France Growth Fund Inc. ...........................        332,813
    40,250   Italy Fund Inc. ...................................        618,844
    70,000   New Germany Fund ..................................      1,172,500
    45,942   Royce Value Trust Inc. ............................        783,885
                                                                   ------------
                                                                      4,992,730
                                                                   ------------
             Communications Equipment -- 0.4%
   100,000   Allen Telecom Inc.+ ...............................      1,575,000
    15,000   Dynatech Corporation ..............................        722,813
    18,000   Lucent Technologies Inc. ..........................      2,301,750
    20,000   Scientific-Atlanta Inc. ...........................        391,250
                                                                   ------------
                                                                      4,990,813
                                                                   ------------
             Housing Related -- 0.3%
   130,000   Nortek Inc.+ ......................................      4,160,000
     5,000   Nortek Inc., Special Common+ ......................        160,000
                                                                   ------------
                                                                      4,320,000
                                                                   ------------
             Aerospace / Defense -- 0.2%
   100,000   Fairchild Corporation, Cl. A ......................      2,156,250
                                                                   ------------
             Conglomerates -- 0.1%
    74,000   Cheung Kong (Holdings) Ltd. .......................        525,249
     7,750   Oerlikon-Buhrle Holding AG ........................      1,364,240
                                                                   ------------
                                                                      1,889,489
                                                                   ------------
             Building and Construction -- 0.1%
    70,000   CRH plc ORD .......................................      1,053,667
    15,000   Martin Marietta Materials Inc. ....................        647,813
                                                                   ------------
                                                                      1,701,480
                                                                   ------------
             Metals And Mining -- 0.1%
    20,000   Newmont Gold Co. ..................................        626,250
   749,000   Pegasus Gold Inc.+ ................................        313,059
    20,000   Placer Dome Inc. ..................................        263,750
    40,000   Randgold and Exploration Co. Ltd.+ ................         57,500
                                                                   ------------
                                                                      1,260,559
                                                                   ------------
             Computer Software -- 0.0%
    10,500   Merkantildata .....................................        521,177
                                                                   ------------

TOTAL COMMON STOCKS ............................................  1,177,998,100
                                                                  -------------

PREFERRED STOCKS -- 0.6%

             Telecommunications -- 0.2%
    40,000   Sprint Corp., 8.250%, Conv. Pfd. ..................      2,565,000
 2,223,575   Telecomunicacoes de Sao Paulo SA
               (Telesp), Pfd., Registered ......................        721,635
                                                                   ------------
                                                                      3,286,635
                                                                   ------------
             Diversified Industrial -- 0.1%
     4,000   KSB AG, Pfd. ......................................      1,063,353
                                                                   ------------
             Publishing -- 0.1%
    43,500   News Corp. Ltd, Sponsored ADR, Pfd. ...............      1,000,500
                                                                   ------------
             Automotive -- 0.1%
     1,500   Volkswagen AG, Pfd. ...............................        851,006
                                                                   ------------
             Cable -- 0.1%
     8,000   Tele-Communications Inc., Cl. B,
               6.000%, Ex. Jr. Pfd. ............................        704,000
                                                                   ------------

             Broadcasting -- 0.0%
     9,750   ProSieben Media AG ................................        508,375
                                                                   ------------

             Entertainment -- 0.0%
   183,856   Village Roadshow Ltd., PFD. .......................        379,543
                                                                   ------------
TOTAL PREFERRED STOCKS .........................................      7,793,412
                                                                   ------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

    62,463   Advantica Restaurant Group, Inc.,
               Warrants, expires 01/07/2005+ ...................        171,773
    29,900   Oriental Press Group, Warrants,
               expires 10/02/1998+ .............................             54
     1,500   Volkswagon AG, Rights .............................         27,232
                                                                   ------------
                                                                        199,059
                                                                   ------------
  Principal
   Amount
   ------

CORPORATE BONDS -- 0.6%

             Entertainment -- 0.5%
$2,400,000   Time Warner Inc., Deb.,
               8.110% due 08/15/2006 ...........................      2,622,000
 2,400,000   Time Warner Inc., Deb.,
               8.180% due 08/15/2007 ...........................      2,652,000
 1,200,000   Time Warner Inc., Note, 7.975%
               due 08/15/2004 ..................................      1,290,000
                                                                   ------------
                                                                      6,564,000
                                                                   ------------

                          THE GABELLI EQUITY TRUST INC.

                           March 31, 1998 (Unaudited)

  Principal                                                            Market
   Amount                                                              Value
   ------                                                              -----

CORPORATE BONDS (Continued)
             Publishing -- 0.1%
$    200,000 News American Holdings Inc., Gtd. Ex.
               Sub. Note, Zero Coupon
               due 03/31/2002 ..................................   $    247,000
   1,000,000 Thomas Nelson Inc., Conv. Sub.
               Note, 5.750% due
               11/30/1999 144A(c) ..............................      1,001,250
                                                                   ------------
 ...............................................................      1,248,250
                                                                   ------------
TOTAL CORPORATE BONDS ..........................................      7,812,250
                                                                   ------------

U.S. TREASURY BILLS -- 9.1%
 120,000,000 4.972%++ due 04/02/1998(d) ........................    119,983,427
                                                                   ------------

REPURCHASE AGREEMENT -- 0.5%
   6,539,000 Agreement with Salomon Smith Barney, Inc.,
               5.90% dated 03/31/1998, to be
               repurchased at $6,540,072
               on 04/01/1998, collateralized
               by $4,787,000 U.S. Treasury Bond,
               9.125% due 05/15/18
               (value $6,839,054) ..............................      6,539,000
                                                                   ------------
TOTAL INVESTMENTS
  (Cost $694,612,204)(b) .............................   100.1%   1,320,325,248
                                                         -----   --------------
OTHER ASSETS AND
  LIABILITIES (Net) ..................................    (0.1)      (1,128,031)
                                                         -----   --------------

NET ASSETS ...........................................   100.0%  $1,319,197,217
                                                         =====   ==============
NET ASSET VALUE ($1,319,197,217 /
  104,676,584 shares outstanding) ..............................         $12.60
                                                                         ======

FUTURES CONTRACTS -- SHORT POSITION

  Number of                                                          Unrealized
  Contracts                                                         Depreciation
  ---------                                                         ------------
         550   S&P 500 Index Futures, June 1998 ................    $(6,359,375)
                                                                    ===========

SCHEDULE OF FORWARD
  FOREIGN EXCHANGE CONTRACTS
                                                                     Unrealized
                                                     Expiration    Appreciation/
                                                        Date      (Depreciation)
                                                        ----       ------------

Forward Foreign Exchange Contracts to Deliver
  14,863,709 Greek Drakma in exchange
               for USD 46,653 .....................   04/01/98              146
     510,464 French Francs in exchange
               for USD 83,382 .....................   04/02/98            1,055
     493,094 Swiss Francs in exchange
               for USD 324,340 ....................   04/03/98            1,046
  14,195,004 Japanese Yen in exchange
               for USD 106,577 ....................   04/06/98               75
  18,800,000 Hong Kong Dollars
               in exchange for
               USD 2,391,553 ......................   08/26/98          (19,145)
                                                                      ---------
Total Net Unrealized Depreciation
  on Forward Foreign Exchange Contracts ...........                   $ (16,823)
                                                                      =========

----------
(a) Security fair valued under procedures established by the Board of
    Directors.
(b) For Federal tax purposes:
     Aggregate cost                       $695,057,842
                                          ============
     Gross unrealized appreciation        $632,607,900
     Gross unrealized depreciation          (7,340,494)
                                          ------------
     Net unrealized appreciation          $625,267,406
                                          ============
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 1998 was $3,526,414 representing 0.27% of total net assets.
(d) Securities pledged as collateral for futures contracts. + Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt, ADS - American Depositary Share, GDR - Global Depositary Receipt, ORD - Ordinary Share

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Executive Vice President,
  FMG Group

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol: GAB
Shares Outstanding 104,676,584

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------

For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                               [GRAPHIC OMITTED]

                                                            First Quarter Report
                                                               March 31, 1998

                                                                       GAB 03/98